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                                                                   Exhibit 10.27

                               FIRST AMENDMENT TO

                            STOCK PURCHASE AGREEMENT

          This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT dated as of June 7, 1999 is entered into by and between Lattice Semiconductor Corporation, a Delaware corporation ("Buyer"), and Advanced Micro Devices, Inc., a Delaware corporation ("Seller"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Stock Purchase Agreement, dated as of April 21, 1999, by and between Buyer and Seller (the "Stock Purchase Agreement").

                                    RECITALS

          A. Seller and Buyer entered into the Stock Purchase Agreement, whereby Seller has agreed to sell, and Buyer has agreed to purchase, all of the issued and outstanding capital stock of Vantis Corporation ("Vantis").

          B. Seller and Buyer desire to amend certain terms of the Stock Purchase Agreement.

                                    AGREEMENT

          Now, therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   AMENDMENT

          Section 1.3 of the Stock Purchase Agreement shall be deleted in its entirety and replaced with the following:

               "1.3 The Closing. The Closing shall take place at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050 on June 14, 1999, or as soon as practicable after all conditions specified in Articles VI, VII and VIII have been satisfied or waived in accordance with this Agreement, but not later than the fifth business day following the date that all conditions specified in Articles VI, VII and VIII have been satisfied or waived in accordance with this Agreement, or at such other place or on such other date as Seller and Buyer may mutually agree."

     2.   MISCELLANEOUS

          a. STOCK PURCHASE AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Stock Purchase Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

          b. AMENDMENT AND WAIVERS. This Amendment may be amended only by an agreement in writing executed on behalf of both Buyer and Seller. No waiver of any provision nor consent to any exception to the terms of the Amendment shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.


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          c.   INTEGRATION. This Amendment constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

          d. NO ASSIGNMENT. Neither this Amendment nor any rights or obligations under it are assignable, except that Buyer may assign its rights, but not its obligations, hereunder to any wholly owned subsidiary of Buyer. Subject to the foregoing sentence, this Amendment is binding upon and inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

          e. COUNTERPARTS. This Amendment and any amendment hereto or any other agreement or document delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement or other document and shall become effective unless otherwise provided therein when one or more counterparts have been signed by each party and delivered to the other party.

          f. SEVERABILITY. If any provision of this Amendment is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Amendment shall remain in full force and effect provided that the essential terms and conditions of this Amendment for both parties remain valid, binding and enforceable. To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision hereof prohibited or unenforceable in any respect.

          g. PARTIES IN INTEREST. Except as set forth in Article 10 of the Stock Purchase Agreement with respect to Indemnified Parties, nothing in this Amendment, express of implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Amendment.

          h. GOVERNING LAW. This Amendment, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

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          IN WITNESS WHEREOF, each of Buyer and Seller has caused this Amendment to be executed by its duly authorized representation as of the date first above written.

                                   BUYER:

                                   LATTICE SEMICONDUCTOR CORPORATION,
                                   a Delaware corporation

                                   By:
                                      --------------------------------------
                                   Name:  Steven A. Laub
                                   Title: Chief Operating Officer

                                   SELLER:

                                   ADVANCED MICRO DEVICES, INC.
                                   a Delaware corporation

                                   By:
                                      --------------------------------------
                                   Name:  Thomas M. McCoy, Esq
                                   Title: Senior Vice President, General
                                          Counsel and Secretary